INVESTOR RELATIONS
PRESENTATION
Rodman & Renshaw Conference
March 2011

This presentation contains forward-looking statements as defined by the
Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events, performance and results of operations, and underlying assumptions and other statements that are other than statements of historical facts. These statements are subject to uncertainties and risks including, but not limited to, product and service demand and acceptance, changes in technology, economic conditions, the impact of competition and pricing, government regulation, and other risks contained in statements filed from time to time with the Securities and Exchange
Commission. All such forward-looking statements, whether written or oral, and whether made by or on behalf of the company, are expressly qualified by the cautionary statements and any other cautionary statements which may accompany the forward-looking statements. In addition, the company disclaims any obligation to update any forward-looking statements to reflect events or circumstances after the date hereof.
 SAFE HARBOR STATEMENT

 COMPANY OVERVIEW
• China North East Petroleum (NYSE Amex: NEP)
• NEP is an independent oil company that engages in oil
 drilling project management and the extraction of crude
 oil in proven oilfields in Northern China.
• A Pioneer in China’s Private Oil Exploration, Production
 & Services Industry
• First Chinese non-state-owned oil company trading on
 the NYSE Amex
• NEP operates over 295 producing oil wells within 4
 proven oilfields in Northern China (as of 12/31/10)
Stock Summary
Current Price (March, 1)	$5.07
52 week Range	$4.75 - $10.09
Average Volume (3mths)	453,387
Shares Outstanding	32.5MM
Market Cap	$165MM
Fiscal Year End	31-Dec
Financial Overview ($ in million)
Q1-Q3: 2010
▪ Revenue US$ 76.6
▪ Net Income US$ 53.6

2009
▪ Revenue US$ 64.7
▪ Net Income US$ (22.1)*
* Loss due to the non-cash costs, including:
 impairment of oil properties,
 change in fair value of warrants,
 and loss on extinguishment of debt

3

• Uniquely positioned to benefit from China’s increasing domestic energy demands
• Vertically integrated operator with oil drilling and oilfield services platform
• Exclusive 20 year oil lease and extraction contract with PetroChina (PTR) to operate four oilfields in Jilin Oilfield
• Acquisition of Durimu oilfield significantly expands market presence & establishes strong drilling platform for foreseeable future
• No marketing costs: Guaranteed sales arrangement all produced crude oil
• Highly scalable operations
 • Convenient and cost-effective to develop future oil wells
• Strong cash flow to help fuel continuous growth cycle
 • Operations consistently >60% of revenues
INVESTMENT HIGHLIGHTS

RUSSIA
KAZAKHSTAN
MONGOLIA
Ulaanbaatar
Daqing
NEP
Jilin
Durimu
KYRGYZSTAN
Tarim Basin
Liaohe
NORTH KOREA
Pyongyang
Beijing
Dadang
Changqing
Seoul
Yellow Sea
REP. OF KOREA
Shengli
Zhongyuan
PEOPLE'S REPUBLIC OF CHINA
Jiangsu
East China Sea
New Delhi
NEPAL
Kathmandu
BHUTAN
Thimphu
Offshore Oil Fields
INDIA
BANGLADESH
CHINESE TAIPEI
MYANMAR
LAOS
Hanoi
Gulf of Tonking
Hainan
Vientiane
PHILIPPINES
Yangon
South China Sea
VIETNAM
Manila
THAILAND
500 Kilometres
500 Miles
Bangkok
CAMBODIA

China North East Petroleum

CHINA OILFIELDS MAP (Includes NEP’s Oilfield)

Drill Wells
Re-invest earnings into drilling
Generate Strong Cash Flow
It takes ~ 20 days from drilling to production
Guaranteed Sales to PTR Jilin
Start Extracting Oil
Extracted oil is transported via truck to PTR oil depot
NEP Sells Oil

CURRENT OIL PRODUCTION: JILIN OILFIELD
 NEP granted 20-years lease and
 extraction contract from Petro China
 (PTR)
 • First 10 years, PTR receives 20%
 of oil produced by NEP as
 royalty
 • Second 10 years, PTR receives
 40% of oil produced as royalty
 NEP hires outside drilling contractors
 NEP extracts oil and places oil into
 storage tanks
 NEP delivers oil, via truck (about 5 miles),
 to PTR
 NEP agrees to sell all of its extracted oil to
 PTR
 All the financial and production numbers
 are reported NET of royalties to PTR.

STRENGTHS OF OIL PRODUCTION BUSINESS IN JILIN

China North East Petroleum
NEP

• STRONG CASH FLOW
 • Cash flow from operations consistently
 >60% of revenues
• HIGHLY SCALABLE
 • ~20 days from commencement of drilling to
 initial production
• LOW RESERVE RISKS
 • Exploration was conducted by PTR to verify
 oil reserves
 • 100% success rate to date (applying latest
 3D seismic imaging technology)
• NO MARKETING COST
 • PTR guarantees to purchase all oil NEP
 produced
• MINIMAL ACCOUNTS RECEIVABLE RISK
 • PTR has never defaulted on payment to
 NEP

Acre
3000
2500
2000
1500
1000
500
0
2696
741
1428
1779
Q112
H301
D34
Gu31

mmb
40
35
30
25
20
15
10
5
0
37.4
15.4
6.1
16.3
Q112
H301
D34
Gu31

Current Producing Wells

250
200
150
100
50
0
250
21
12
12
Q112
H301
Da34
Gu31

Suggested Future Wells

200
150
100
50
0
38
124
122
96
Q112
H301
D34
Gu31

China North East Petroleum

DRILLING OPPORTUNITY WITHIN NEP’s FOUR JILIN OILFIELDS
As of the end of 2010, total number of current Producing wells is 295
The total number of suggested future wells is 380; total of 675 wells
Proved Oil Bearing Area
Geological Reserves

NEP acquired oil drilling and services company, Song Yuan Tiancheng Drilling
 Engineering Co. Ltd. ("Tiancheng") in late 2009
• Acquisition transformed NEP into a more diversified and integrated operator
• Tiancheng is the largest of four PetroChina- licensed private drilling operators in NE China region
• Vertical expansion enhances opportunities to secure new oilfield leases at more favorable terms, accelerate our drilling schedule and lower operating costs
• Reduces company’s exposure to oil price volatility
• Tiancheng has consistently generated solid financial results
 • Operating margins in mid-40% range
 • Net margin in mid-30% range
 • 251 wells drilled since acquisition
 • Contributed $58 million in revenue since acquisition
TIANCHENG OIL DRILLING & SERVICES BUSINESS

• 8 rigs: Two 13,000 foot rig
 Three 9,800 foot rig
 Three 6,500 foot rig
• Capacity to drill 200 wells annually
• Current customers are PetroChina and other
 private oil producers
• Typical contract depth of well drilling: 3,000
 feet to 8,200 feet
• Avg. # of days to drill new well*: 7-9 days
• Avg. revenue per well drilled*: ~$230,000
• 320 employees
 *based on a contract drilling depth of 5,900 feet
TIANCHENG OIL DRILLING & SERVICES BUSINESS

January 2011: NEP announced acquisition of Shengyuan, an independent operator with exclusive oilfield exploration and drilling rights to the 175 sq. km Durimu oilfield in Inner Mongolia.
Deal Terms:
• Total consideration of US$43.4 million consisting of approximately USD$10.6 million in cash and 5.8 million shares of NEP restricted common stock in exchange for 100% ownership of Shengyuan.
• 25 year exclusive exploration agreement (24 years remaining) with state-owned enterprise of the local government to drill in the Durimu oilfield
Assets:
• Three exploration wells
• 24 years of exclusive drilling and exploration rights to a 175 square kilometer oilfield, called Durimu
Reserves:
• The proven oil reserve within this oilfield currently is approximately 1.55MM barrels, based on the 3 exploration wells*
• Based on geologist study conducted by PetroChina, the Durimu oilfield has a geological reserve of approximately 77.5MM tons (approximately 573.5MM barrels); the recoverable reserve is approximately
25%, or 19.4MM tons (approximately 143.4MM barrels). This same survey estimated that the number of wells drilled in this oilfield could exceed 2,000.
OILFIELD ACQUISITION

*Based on study conducted by independent worldwide petroleum consultant, Ralph E. Davis in accordance with generally accepted petroleum engineering and evaluation principles in conformity with
SEC definitions and guidelines.

Financing:
• The Company expects to finance the cash portion of the purchase price agreements from cash on balance sheet
Timing:
• The Company expects to close the intended acquisition by the end of its 2011 first quarter.
Operational plan upon closing:
• Conduct further seismic tests in the oilfield to gather more geo-data, and begin drilling additional exploration wells to test productivity within the oilfield.
• Company to utilize 2-3 in-house drilling rigs to conduct initial work; initial stage expected to last approximately 12-18 months.

• Upon completion of first stage of testing, NEP to aggressively drill in Durimu and increase overall production.

• Drilling in Durimu will be done while maintaining current production levels within four existing Jilin oilfields.
OILFIELD ACQUISITION (cont’d)

China North East Petroleum

NEP

China North East Petroleum

NEP

Operational Performance

PRODUCTION PERFORMANCE

- The production of 2010 was 723,154, a 20% decrease from 2009
- The drop in production was mainly due to the severer weather impact in summer of 2010

350
300
250
200
150
100
50
0
1,000,000
900,000
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
0
No. of Oil Wells
Oil Output (Bbls)

	2006A	2007A	2008A	2009	2010
No. of Oil Wells	90	165	247	284	295
Oil Output in Bbls	90,520	267,516	645,856	908,126	723,154

China North East Petroleum

USD ('000)
100,000
80,000
60,000
40,000
20,000
0
-20,000
-40,000

	2006	2007	2008	2009	20010 9mths
Net Sales	5,322	19,482	58,572	64,658	76,622
Net Income	952	5,133	10,520	-22,110	53,590
EBITDA	2,118	12,713	40,099	49,019	49,932

NEP China North East Petroleum

STRONG FINANCIAL PERFORMANCE

• Fiscal year 2010 earnings expects to report on March 15
• A earnings conference call will be held on the same date

• Li Jingfu - CEO
 40 Years Experience in Oil Industry
 Strong Knowledge and First-hand Experience in Oil Production and Operation
• Chen Shaohui - CFO
 MBA, University of California
 Strong knowledge and experience in U.S. Capital Markets
 Experienced in US GAAP and Financial Reporting
• Jiang Chao - Senior Vice President, Corporate Finance
 Master in Business and Finance, Surrey University UK
 Strong knowledge and experience in U.S. Capital Markets
 Experienced in Financial Reporting, Capital Raising and Investor Relations
• Zhang Xiang - Chief Geological Engineer
 Over 20 years experience for PetroChina in geological exploration studies
 Specializes in researching and implementing the latest E&P technologies to oilfields
 One of most senior and respected geological engineers in Jilin oilfield
• Liu Xiaoyu - Senior Geological Engineer
 Over 20 years oilfield technical and production management experience for PTR
 Specializes in geological data analysis and production planning
MANAGEMENT TEAM

• Rule Edward - Chairman of the Board
 Strong Financial Knowledge and Experience
 Director of Hong Kong and Australian Companies
 Decades Experiences in China as Diplomat and Banker
 Business Savvy in Asian Culture
• Tang Yau-Sing - Chairman of Audit Committee
 Formal Auditor Background
 Strong Financial Knowledge and Experience
 Fellow of Association of Chartered Certified Accountants in the U.K. and the Hong Kong
 Institute of Certified Public Accountants
 Member of the Institute of Chartered Accountants in England and Wales and the Taxation
 Institute of Hong Kong.
• Hu Ruishi - Director
 30 Years Experience in Oil Industry
 Strong Knowledge and First-hand Experience in Oil Production and Operation
 Director of multiple PetroChina Joint Venture Companies
INDEPENDENT DIRECTORS

• Uniquely positioned to benefit from China’s increasing domestic energy demands
• Vertically integrated operator with oil drilling and oilfield services platform
• Exclusive 20 year oil lease and extraction contract with PetroChina (PTR) to operate four oilfields in Jilin Oilfield
• Acquisition of Durimu oilfield significantly expands market presence & establishes strong drilling platform for foreseeable future
• No marketing costs: Guaranteed sales arrangement all produced crude oil
• Highly scalable operations
 • Convenient and cost-effective to develop future oil wells
• Strong cash flow to help fuel continuous growth cycle
 • Operations consistently >60% of revenues
INVESTMENT HIGHLIGHTS

For Further Information
IR Department
(909) 610 2212 | info@cnepetroleum.com
Bill Zima
ICR Inc.
(203) 682 8200 | bill.zima@icrinc.com